Exhibit 10.2

To:
Gadot Sales and Distribution Ltd.

Re : Assignment

Pursuant to Section 10.02 of the Stock Purchase Agreement dated June 15, 2010 entered by and between Mr. Yosef A. Maiman and ourselves, we herby assign to you, as of the date hereof, all of our rights and obligations under said agreement.

/s/ Erez Meltzer                        /s/ Irit Eluz
____________________________________                                                                                                                     July 1, 2010
Gadot Chemical Tankers and Terminals Ltd.                                                                                                                            Date

Acknowledgment:

We, Gadot Sales and Distribution Ltd., hereby accept the above assignment, as of the date hereof.

/s/ Erez Meltzer                        /s/ Irit Eluz
____________________________________                                                                                                                     July 1, 2010
Gadot Sales and Distribution Ltd.                                                                                                                                              Date

To:
Mr. Yosef A. Maiman

Re : Notice of Assignment

Notice is hereby given, pursuant to Section 10.02 of the Stock Purchase Agreement dated June 15, 2010 entered by and between Gadot Chemical Tankers and Terminals Ltd. and yourself, on the assignment of all of Gadot Chemical Tankers and Terminals Ltd. rights and obligations under said agreement to Gadot Sales and Distribution Ltd. and the acceptance of said assignment by Gadot Sales and Distribution Ltd., such assignment having been effected and entered into full force this day of July 1, 2010.

/s/ Erez Meltzer                        /s/ Irit Eluz                                                                                     /s/ Erez Meltzer       /s/ Irit Eluz
__________________________________                                                                           __________________________
Gadot Chemical Tankers and Terminals Ltd.                                                                              Gadot Sales and Distribution Ltd.

Date: July 1, 2010